Filed by the Registrant ☒

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Virtus Opportunities Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Virtus Rampart Alternatives Diversifier Fund

Your vote makes a difference. Please vote TODAY!

URGENT NOTICE – UPCOMING FEBRUARY 25, 2020

SHAREHOLDER MEETING

Dear Valued Shareholder:

We recently mailed you proxy materials concerning your investment in the above fund, and we are asking for your support on these important proposals.

Independent, nationally-recognized proxy advisory firm Glass Lewis & Co. LLC has joined the Board of Trustees of the Virtus Funds in recommending that you vote FOR the proposals. Voting now will help us avoid costly adjournments, reminder phone calls to you and your fellow shareholders, additional mailings, and ultimately increased fund costs.

Please vote now before the deadline of February 24, 2020.

Your vote is extremely important! Follow one of these easy steps to cast your vote today!

By phone, 1-855-643-7310 and speak with a representative from 9:00 a.m. to 10:00 p.m. ET

 By internet, www.proxyvote.com, enter the control number and follow the prompts

 By mail, sign the enclosed proxy card and return in the pre-paid envelope

Thank you for supporting these important decisions and for investing with Virtus Funds.

Sincerely,

Heidi Griswold

Vice President, Head of Transfer Agent & Servicing

Virtus Fund Services, LLC

Virtus Rampart Alternatives Diversifier Fund

Your vote makes a difference. Please vote TODAY!

URGENT NOTICE – UPCOMING FEBRUARY 25, 2020

SHAREHOLDER MEETING

Dear Valued Shareholder:

We recently mailed you proxy materials concerning your investment in the above fund, and we are asking for your support on these important proposals.

Independent, nationally-recognized proxy advisory firm Glass Lewis & Co. LLC has joined the Board of Trustees of the Virtus Funds in recommending that you vote FOR the proposals. Voting now will help us avoid costly adjournments, reminder phone calls to you and your fellow shareholders, additional mailings, and ultimately increased fund costs.

Please vote now before the deadline of February 24, 2020.

Your vote is extremely important! Follow one of these easy steps to cast your vote today!

By phone, 1-800-454-8683, enter the control number and follow the prompts

By internet, www.proxyvote.com, enter the control number and follow the prompts

By mail, sign the enclosed proxy card and return in the pre-paid envelope

Thank you for supporting these important decisions and for investing with Virtus Funds.

Sincerely,

Heidi Griswold

Vice President, Head of Transfer Agent & Servicing

Virtus Fund Services, LLC